Exhibit 99.14(a)



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                          MBIA INSURANCE CORPORATION,
                                  as Insurer


                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
              as Master Servicer and as Securities Administrator


                     MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                   as Seller


                        MORGAN STANLEY CAPITAL I INC.,
                                 as Depositor


                                      and


                      LASALLE BANK NATIONAL ASSOCIATION,
                                  as Trustee


                              INSURANCE AGREEMENT

                         Morgan Stanley Capital I Inc.
                 Morgan Stanley Mortgage Loan Trust 2006-15XS
             Mortgage Pass-Through Certificates, Series 2006-15XS
      Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates

                          Dated as of October 1, 2006




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                                       TABLE OF CONTENTS
                                                                                           Page


                                           ARTICLE I

                                          DEFINITIONS

Section 1.01.   General Definitions..........................................................1
Section 1.02.   Generic Terms................................................................4

                                           ARTICLE II

                           REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01.   Representations, Warranties and Covenants of the Seller, the Master
                Servicer and the Depositor...................................................4
Section 2.02.   Representations, Warranties and Covenants of Trustee and Securities
                Administrator................................................................9
Section 2.03.   Additional Covenants of the Insurer Relating to Regulation AB...............11

                                          ARTICLE III

                                   THE POLICY; REIMBURSEMENT

Section 3.01.   Agreement To Issue the Policy...............................................13
Section 3.02.   Conditions Precedent to Issuance of the Policy..............................13
Section 3.03.   Payment of Fees and Premium.................................................13
Section 3.04.   Payment Procedure...........................................................14
Section 3.05.   Reimbursement and Additional Payment Obligation of the Seller, the
                Master Servicer and the Depositor...........................................14
Section 3.06.   Indemnification by the Seller, the Master Servicer and the Depositor........15

                                           ARTICLE IV

                                       FURTHER AGREEMENTS

Section 4.01.   Effective Date; Term of Agreement...........................................17
Section 4.02.   Waiver of Rights; Further Assurances........................................17
Section 4.03.   Obligations Absolute........................................................18
Section 4.04.   Assignments; Reinsurance; Third-Party Rights................................18
Section 4.05.   Liability of Insurer........................................................19
Section 4.06.   Subrogation.................................................................19

                                           ARTICLE V

                                       DEFAULTS; REMEDIES

Section 5.01.   Defaults....................................................................19
Section 5.02.   Remedies; No Remedy Exclusive...............................................20
Section 5.03.   Waivers.....................................................................20


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                                           ARTICLE VI

                                         MISCELLANEOUS

Section 6.01.   Amendments, Changes and Modifications.......................................21
Section 6.02.   Notices.....................................................................21
Section 6.03.   Severability................................................................22
Section 6.04.   Governing Law...............................................................22
Section 6.05.   Consent to Jurisdiction and Venue, Etc......................................22
Section 6.06.   Consent of Insurer..........................................................23
Section 6.07.   Counterparts................................................................23
Section 6.08.   Headings....................................................................23
Section 6.09.   WAIVER OF TRIAL BY JURY.....................................................23
Section 6.10.   Entire Agreement............................................................23
Section 6.11.   Third Party Beneficiary.....................................................23

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                              INSURANCE AGREEMENT

     THIS INSURANCE AGREEMENT is made as of October 1, 2006 by and among MBIA INSURANCE CORPORATION (the "Insurer"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Master Servicer (the "Master Servicer") and as Securities Administrator (the "Securities Administrator"), MORGAN STANLEY MORTGAGE CAPITAL INC., as Seller (the "Seller"), MORGAN STANLEY CAPITAL I INC., as Depositor (the "Depositor") and LASALLE BANK NATIONAL ASSOCIATION, solely in its capacity as trustee under the PSA (the "Trustee").

                                   RECITALS:

     WHEREAS, the Pooling and Servicing Agreement dated as of October 1, 2006 by and among the Master Servicer, the Securities Administrator, the Seller, the Depositor and the Trustee (the "PSA") relating to the Morgan Stanley Capital I Inc. Morgan Stanley Mortgage Loan Trust 2006-15XS Mortgage Pass-Through Certificates, Series 2006-15XS Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Certificates (the "Insured Certificates") provides for, among other things, the issuance of mortgage backed certificates, representing fractional ownership interests in the trust estate (the "Trust") established thereby;

     WHEREAS, the Depositor has requested that the Insurer issue, with respect to the Insured Certificates, its certificate guaranty insurance policy (the "Policy") to guarantee payment of Insured Payments (as defined in the Policy) to the Securities Administrator on behalf of the Trustee for the benefit of the Owners of the Insured Certificates upon such terms and conditions as were mutually agreed upon by the parties and subject to the terms and the conditions of the Policy;

     WHEREAS, the parties hereto desire to specify the conditions precedent to the issuance of the Policy by the Insurer and to provide for certain other matters;

     NOW, THEREFORE, in consideration of the premises and of the agreements herein contained, the parties hereto agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

     Section 1.01. General Definitions. The terms defined in this Article I shall have the meanings provided herein for all purposes of this Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Capitalized terms used in this Agreement but not otherwise defined herein will have the meanings assigned to such terms in the PSA.

     "Agreement" means this Insurance Agreement dated as of October 1, 2006, including any amendments or any supplements hereto as herein permitted.


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     "Business Day" means any day other than (i) a Saturday or a Sunday, (ii)
a day on which the Insurer is closed or (iii) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Securities Administrator under the PSA is located are authorized or obligated by law or executive order to be closed.

     "Commitment" means the Commitment, dated October 30, 2006 between the Underwriter and the Insurer, relating to the Insured Certificates.

     "Date of Issuance" means the date on which the Policy is issued as specified therein.

     "Event of Default" means any event of default set forth in Section 5.01 hereof.

     "Financial Statements" means, with respect to the Seller, the Master Servicer and the Depositor the balance sheets and the statements of income and retained earnings and the notes thereto.

     "Late Payment Rate" means the rate of interest publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 3%. The Late Payment Rate shall be computed on the basis of a year of 365 days calculating the actual number of days elapsed. In no event shall the Late Payment Rate exceed the maximum rate permissible under law applicable to this Agreement limiting interest rates.

     "Liabilities" shall have the meaning ascribed to such term in Section 3.06(a) hereof.

     "Material Adverse Change" means, in respect of any Person, a material adverse change in the ability of such Person to perform its obligations under any of the Transaction Documents.

     "Moody's" means Moody's Investors Service, Inc., a Delaware corporation and any successor thereto and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

     "Offering Document" means the Prospectus dated March 14, 2006 and the Prospectus Supplement thereto dated October 25, 2006 of the Depositor in respect of the Insured Certificates (and any amendment or supplement thereto) and any other offering document or termsheet in respect of the Insured Certificates prepared by the Seller or the Depositor that makes reference to the Policy.

     "Organizational Documents" means (i) with respect to a corporation, the articles of incorporation and the bylaws thereof and (ii) with respect to a limited liability company, the certificate of formation and limited liability company agreement thereof.


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     "Owner" means each Holder (as defined in the PSA) of an Insured
Certificate who, on the applicable Distribution Date, is entitled under the terms of the Insured Certificates to payment thereunder.

     "Person" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, limited liability company, partnership or other organization or entity (whether governmental or private).

     "Premium" means the premium payable in accordance with Section 3.03 hereof.

     "PSA" means the Pooling and Servicing Agreement dated as of October 1, 2006 among the Seller, the Securities Administrator, the Master Servicer, the Depositor and the Trustee, including any amendments and supplements thereto as therein and herein permitted.

     "Registration Statement" means the Registration Statement on Form S-3 of the Depositor relating to the Certificates.

     "Regulation AB" means Subpart 229.110 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss. ss. 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518.70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

     "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

     "Term of the Agreement" shall be determined as provided in Section 4.01 hereof.

     "Transaction" means the transactions contemplated by the Transaction Documents, including the transaction described in the Offering Document.

     "Transaction Documents" means this Agreement, the PSA, the Offering Document, the Certificates, the Commitment, the Servicing Agreements, the Custodial Agreement, the Assignments, the Underwriting Agreement and the Mortgage Loan Purchase Agreements.

     "Trust" means the trust created pursuant to the PSA.


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     "Underwriter" means Morgan Stanley & Co. Incorporated.

     "Underwriting Agreement" means the Underwriting Agreement dated as of October 25, 2006 between the Depositor and the Underwriter including any amendments and supplements thereto as therein and herein permitted.

     Section 1.02. Generic Terms. All words used herein shall be construed to be of such gender or number as the circumstances require. This "Agreement" shall mean this Agreement as a whole and as the same may, from time to time hereafter, be amended, supplemented or modified. The words "herein," "hereby," "hereof," "hereto," "hereinabove" and "hereinbelow," and words of similar import, refer to this Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

                                  ARTICLE II

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 2.01. Representations, Warranties and Covenants of the Seller, the Master Servicer and the Depositor. The Seller, the Master Servicer and the Depositor, each as to those matters relating to itself, represent, warrant and covenant as of the Date of Issuance as follows

          (a) Due Organization and Qualification. The Seller, the Master Servicer and the Depositor are each a federal savings bank, a national banking association, limited liability company or a corporation, duly organized, validly existing and in good standing under the laws of its respective jurisdiction of organization. The Seller, the Master Servicer and the Depositor are each duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document to which it is a party unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

          (b) Power and Authority. Each of the Seller, the Master Servicer and the Depositor has all necessary corporate power and authority to conduct its business as currently conducted and, as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

          (c) Due Authorization. The execution, delivery and performance of the Transaction Documents to which it is a party by the Seller, the Master Servicer and the Depositor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Seller's, the Master


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     Servicer's or the Depositor's stockholders, which have not previously been obtained or given by the Seller, the Master Servicer or the Depositor.

          (d) Noncontravention. Neither the execution and delivery of the Transaction Documents to which it is a party by each of the Seller, the Master Servicer or the Depositor, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

               (i) conflicts with or results in any breach or violation of any provision of Organizational Documents of the Seller, the Master Servicer or the Depositor or any law, rule, regulation order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Seller, the Master Servicer or the Depositor or any of their material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Seller, the Master Servicer and the Depositor;

               (ii) constitutes a default by the Seller, the Master Servicer or the Depositor under or a breach of any provision of any material loan agreement, mortgage, indenture or other agreement or instrument to which the Seller, the Master Servicer or the Depositor is a party or by which any of its or their respective properties, which are individually or in the aggregate material to the Seller, the Master Servicer or the Depositor, is or may be bound or affected; or

               (iii) results in or requires the creation of any lien upon or in respect of any assets of the Seller, the Master Servicer or the Depositor, except as contemplated by the Transaction Documents.

          (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Seller, the Master Servicer or the Depositor or any of its or their subsidiaries or any properties or rights of the Seller, the Master Servicer or the Depositor or any of its or their subsidiaries, pending or, to the Seller's, the Master Servicer's and the Depositor's knowledge, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Seller, the Master Servicer or the Depositor.

          (f) Valid and Binding Obligation. The Transaction Documents to which each of the Seller, the Master Servicer and the Depositor is a party constitute and when executed by the Seller, the Master Servicer and the Depositor, as applicable, (if not previously) will constitute, the legal, valid and binding obligations of the Seller, the Master Servicer and the Depositor, as applicable, enforceable against the Seller, the Master Servicer and the Depositor in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally and general equitable principles, as such relate to the Seller, the Master Servicer or the Depositor.


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          (g) Financial Statements. The Financial Statements supplied or publicly available, to the Insurer prior to the Date of Issuance (i) present fairly the financial condition and results of operations of the Seller, the Master Servicer and the Depositor as of the dates and for the periods indicated and (ii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein and subject to year-end adjustments with respect to interim statements. Since the date of such Financial Statements, there has been no Material Adverse Change in such condition or operations of the Seller, the Master Servicer or the Depositor.

          (h) Compliance With Law, Regulations, Etc. Except as disclosed in writing to the Insurer or in the Offering Document, none of the Seller, the Master Servicer or the Depositor has notice or any reason to believe that any practice, procedure or policy employed by the Seller, the Master Servicer or the Depositor in the conduct of its business violates, any law, regulation, judgment or agreement applicable to the Seller, the Master Servicer or the Depositor which, if enforced, would have a material adverse effect on the ability of the Seller, the Master Servicer or the Depositor to perform its obligations under the Transaction Documents to which it is a party. Except as disclosed in writing to the Insurer or in the Offering Document, none of the Seller, the Master Servicer or the Depositor is in breach of or in default under any applicable law or administrative regulation of any department, division, agency or instrumentality which has jurisdiction over it or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Seller, the Master Servicer or the Depositor is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Master Servicer, the Seller of the Depositor, as the case may be, to perform its respective obligations under the Transaction Documents to which it is a party.

          (i) Accuracy of Information. None of the Transaction Documents to which it is a party nor any other documents, reports, notices, operating agreements, schedules, certificates, statements or other writings (collectively, the "Documents"), furnished to the Insurer by the Seller, the Master Servicer or the Depositor on or before the Date of Issuance contain any statement of a material fact by the Seller, the Master Servicer or the Depositor which was untrue or misleading in any material respect when made. Since the furnishing of the Documents but prior to the offering of the Insured Certificates, there has been no change nor any development or event involving a prospective change of which the Seller, the Master Servicer or the Depositor is aware which would render any of the Transaction Documents to which it is a party untrue or misleading in a material respect.

          (j) Continuing Information. The Seller, the Master Servicer or the Depositor, as applicable, shall deliver to the Insurer concurrently with the delivery thereof to the Trustee and/or the Securities Administrator the statements, notices, reports or other information required by the PSA to be delivered by each such party to the Insurer or the Certificateholders. Promptly upon receipt thereof, the Master Servicer shall deliver copies of all schedules, financial statements or other similar reports delivered to or by the


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     Master Servicer pursuant to the terms of the PSA. Upon the request of the
     Insurer, the Seller, the Master Servicer or the Depositor shall make available, with reasonable promptness, any Financial Statements or data regarding the Trust.

          (k) Access to Records; Discussions With Officers and Accountants. The Seller, the Master Servicer and the Depositor shall, upon the request of the Insurer, permit the Insurer or its authorized agent, at reasonable times and upon reasonable notice, to inspect the Seller's, the Master Servicer's or the Depositor's books and records as they may relate to the Certificates, the Mortgage Loans and the Seller's, the Master Servicer's or the Depositor's obligations under the Transaction Documents to which it is a party and to discuss the Seller's, the Master Servicer's or the Depositor's affairs, finances and accounts with an appropriate authorized officer of the Seller, the Master Servicer or the Depositor.

          (l) Notice of Material Events. The Master Servicer (to the extent that a responsible officer of the Master Servicer has actual knowledge thereof), the Seller and the Depositor shall be obligated (which obligation shall be satisfied as to each if performed by the Seller, the Master Servicer or the Depositor) promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

               (i) the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation or rule making or disciplinary proceeding in any federal, state or local court or before any arbitration board or any such proceeding threatened by any government agency, that, if adversely determined, could have a material adverse effect on the Depositor, the Owners or the Insurer or would result in a Material Adverse Change with respect to the Seller, the Master Servicer or the Depositor;

               (ii) the occurrence of any Default or Event of Default or of any Material Adverse Change;

               (iii) the commencement of any proceedings by or against the Seller, the Master Servicer or the Depositor under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been or may be, appointed or requested for the Master Servicer, the Seller or the Depositor or any of its or their assets; or

               (iv) the receipt of notice that (A) the Seller, the Master Servicer or the Depositor is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the business of the Seller, the Master Servicer or the Depositor is to be or may be suspended or revoked or (C) the Seller, the Master Servicer or the Depositor is to cease and desist any practice, procedure or policy employed by the Master Servicer, the


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          Seller or the Depositor in the conduct of its business and such cessation may result in a Material Adverse Change with respect to the Seller, the Master Servicer or the Depositor or could have a material adverse effect on the Owners or the Insurer.

               (m) Impairment of Rights. The Seller, the Master Servicer and the Depositor shall not take any action, if such action will have a material adverse effect on the Insurer's ability to enforce its rights under the PSA or this Agreement; provided, however, that this
          Section 2.01 (m) shall not prohibit the Seller, the Master Servicer or the Depositor from taking any action it is required to take pursuant to the Transaction Documents to which it is a party, any applicable law or order of any court or regulatory authority with jurisdiction over the Seller, the Master Servicer, the Depositor, the Transaction Documents to which it is a party or the Certificates.

               (n) Securities Law Compliance. The Seller and the Depositor each represents and warrants that neither the offer nor the sale of the Certificates to the Underwriter has been or will be in violation of the Securities Act or any federal or state securities laws. The Seller and the Depositor each further represents and warrants that it is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

               (o) Transcripts. The Seller and the Depositor shall use its best efforts to, within 90 days following the closing of the Transaction, provide each of the Insurer and its counsel a final transcript containing the documents and opinions executed in connection with the Transaction. Upon the request of the Insurer, the Seller and the Depositor shall provide or cause to be provided to the Insurer a copy of each of the Transaction Documents in a format acceptable to the Insurer.

               (p) Transaction Documents. Each of the representations and warranties of the Seller, the Master Servicer and the Depositor contained in the Transaction Documents to which it is a party is true and correct in all material respects and the Seller, the Master Servicer and the Depositor hereby make each such representation and warranty to and for the benefit of, the Insurer as if the same were set forth in full herein.

               (q) Solvency; Fraudulent Conveyance. The Seller and the Depositor are solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, neither the Seller nor the Depositor will be left with an unreasonably small amount of capital with which to engage in its business, nor does the Seller or the Depositor intend to incur or believe that it has incurred, debts beyond its ability to pay as they mature. Neither the Seller nor the Depositor contemplates the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Seller or the Depositor or any of its or their assets. The amount of consideration being received by the Seller and the Depositor upon the sale of the Certificates to the Underwriter constitutes reasonably equivalent value and fair consideration for the interest in the Mortgage Loans


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          evidenced by the Certificates. The Seller is not transferring the
          Mortgage Loans to the Depositor, the Depositor is not transferring the Mortgage Loans to the Trust and the Depositor is not selling the Certificates to the Underwriter, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Seller's or the Depositor's creditors.

               (r) Compliance With Agreements and Applicable Laws. The Seller, the Master Servicer and the Depositor shall comply in all material respects with the terms and conditions of the Transaction Documents to which it is a party and shall comply with all material requirements of any law, rule or regulation applicable to it.

               (s) Maintenance of Existence. The Seller, the Master Servicer and the Depositor, its or their successors and assigns, shall maintain their corporate existence and shall at all times continue to be duly organized under the laws of their respective jurisdictions of organization and duly qualified and duly authorized (as described in section 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its Organizational Documents.

               (t) Financing Statements and Further Assurances. The Master Servicer will cause to be filed all necessary financing statements or other instruments and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Trustee in the Trust. The Master Servicer, the Depositor and the Seller shall, upon the request of the Insurer, from time to time, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, within ten days of such request, such supplements or amendments hereto and such further instruments and take such further action as may be reasonably required in the Insurer's judgment to effectuate the intention, performance and provisions of the Transaction Documents. In addition, each of the Master Servicer, the Depositor and the Seller agree to cooperate with S&P and Moody's in connection with any review of the Transaction that may be undertaken by S&P and Moody's after the date hereof.

               (u) Use of Name. The Master Servicer, the Depositor and the Seller hereby agree not to use the Insurer's name in any public document (other than as required by law, this Agreement or the other Transaction Documents) including, without limitation, a press release or presentation, announcement or forum without the Insurer's prior written consent. In the event that the Master Servicer, the Depositor or the Seller is advised by counsel that it has a legal obligation that is not already required by this Agreement or any other Transaction Document to disclose the Insurer's name in any press release, public announcement or other public document, it shall provide the Insurer with at least three Business Days prior written notice of its intent to use the Insurer's name together with a copy of the proposed use of the Insurer's name and of any description of a transaction with the Insurer and shall obtain the Insurer's prior written consent as to the form and substance of the proposed use of the Insurer's name and any such description.


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     Section 2.02. Representations, Warranties and Covenants of Trustee and
Securities Administrator. Each of the Securities Administrator and the Trustee represents and warrants to, as of the Date of Issuance and covenants with the other parties hereto, in each case as to itself, as follows:

          (a) Due Organization and Qualification. Each of the Securities Administrator and the Trustee is a national banking association, duly organized, validly existing and in good standing under the laws of the United States. Each of the Securities Administrator and the Trustee is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

          (b) Due Authorization. The execution, delivery and performance of the Transaction Documents by the Trustee and the Securities Administrator have been duly authorized by all necessary action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person, including, without limitation, any governmental entity or the Trustee's and the Securities Administrator's stockholders, which have not previously been obtained or given by the Trustee or the Securities Administrator, as applicable.

          (c) Noncontravention. Neither the execution and delivery of the Transaction Documents by the Trustee or the Securities Administrator, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents:

               (i) conflicts with or results in any breach or violation of any provision of the Organizational Documents of the Trustee or the Securities Administrator or any law, rule, regulation order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Trustee or the Securities Administrator or any of its material properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Trustee or the Securities Administrator, as applicable;

               (ii) constitutes a default by the Trustee or the Securities Administrator under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Trustee or the Securities Administrator is a party or by which any of its or their respective properties, which are individually or in the aggregate material to the Trustee or the Securities Administrator, is or may be bound or affected; or


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               (iii) results in or requires the creation of any lien upon or in respect of any assets of the Trustee or the Securities Administrator, except as contemplated by the Transaction Documents.

          (d) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Trustee or the Securities Administrator or any of its respective subsidiaries or any properties or rights of the Trustee or the Securities Administrator or any of its respective subsidiaries, pending or, to the Trustee's or the Securities Administrator's knowledge after reasonable inquiry, threatened, which, in any case, could reasonably be expected to result in a Material Adverse Change with respect to the Trustee or the Securities Administrator, as applicable.

          (e) Valid and Binding Obligations. The Insured Certificates, when executed, authenticated and issued in accordance with the PSA and the Transaction Documents (other than the Insured Certificates) to which it is a party, when executed and delivered by the Trustee and/or the Securities Administrator, as applicable, will constitute the legal, valid and binding obligations of the Trust, the Trustee or the Securities Administrator, as applicable, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. Neither the Securities Administrator nor the Trustee will at any time in the future deny that the Transaction Documents constitute the legal, valid and binding obligations of the Trustee and the Securities Administrator.

          (f) Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed, by the Trustee or the Securities Administrator in the conduct of its respective business violates any law, regulation, judgment, agreement order or decree applicable to any of them that, if enforced, could reasonably be expected to result in a Material Adverse Change with respect to the Trustee or the Securities Administrator. Neither the Securities Administrator nor the Trustee is in breach of or in default under any applicable law or administrative regulation of its respective jurisdiction of organization or any department, division, agency or instrumentality thereof or of the United States or any applicable judgment or decree or any loan agreement, note, resolution, certificate, agreement or other instrument to which the Trustee or the Securities Administrator is a party or is otherwise subject which, if enforced, would have a material adverse effect on the ability of the Trustee or the Securities Administrator to perform its obligations under the Transaction Documents.

          (g) Transaction Documents. Each of the representations and warranties of the Trustee and the Securities Administrator contained in the Transaction Documents is true and correct in all material respects and each of the Securities Administrator and the Trustee hereby makes each such representation and warranty to and for the benefit of, the Insurer as if the same were set forth in full herein.


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          (h) Compliance. Each of the Securities Administrator and the Trustee
     shall comply in all material respects with the terms and conditions of the Transaction Documents to which it is a party.

     Section 2.03. Additional Covenants of the Insurer Relating to Regulation
AB

          (a) Upon the filing of its unaudited financial statements for the September 2006 fiscal quarter and the filing of its audited financial statements for the 2006 fiscal year, the Insurer hereby authorizes the Depositor to incorporate into reports filed pursuant to the Exchange Act relating to this transaction such unaudited or audited financial statements, as appropriate for the related period meeting the requirements of Regulation S-X of the Securities Act. The Insurer hereby authorizes the Depositor to incorporate into reports filed pursuant to the Exchange Act relating to this transaction the Insurer's quarterly and annual financial statements for so long as such financial statements may be required for the Depositor to comply with its reporting requirements under the Exchange Act. All written notices to the Insurer under this
     Section 2.03 shall be sent to the Insurer via electronic mail at IPMSTFMortgageBacked@mbia.com.

          (b) The Insurer shall give the Depositor written notice in the event
     (i) MBIA Inc. no longer files reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act or (ii) the Insurer determines that it otherwise fails to satisfy the conditions set forth for incorporation by reference in Item 1100(c) under Regulation AB. If the Insurer gives the Depositor any such written notice, upon the written request of the Depositor, the Insurer shall furnish to the Depositor the Insurer's unaudited financial statements for each of the March, June and September fiscal quarters and audited financial statements for each fiscal year (the "Insurer Financial Statements") as soon as reasonably practical after the release thereof for the period specified below in this Section 2.03(b). Subject to the provisions of this Section 2.03(b),
     (i) the Insurer Financial Statements shall be delivered in electronic form via electronic mail to rmbsdealupdate@morganstanley.com and cts.sec.notifications@wellsfargo.com, or such other address that has been designated by the Depositor or the Securities Administrator, as applicable, and provided in writing to the Insurer, and (ii) the Insurer shall continue to furnish Insurer Financial Statements to the Depositor as soon as reasonably practical after the release thereof for so long as the Depositor is subject to reporting requirements under the Exchange Act in relation to the Insured Certificates and such Insurer Financial Statements are required for the Depositor to comply with such reporting requirements.

          (c) If the Depositor is required to include information required by
     Item 1119 of Regulation AB in the Depositor's Report on Form 10-K and the Depositor provides written notice to the Insurer via electronic mail, referencing "Reg AB Item 1119 Reporting" (i) identifying the relevant parties to the transaction as required under paragraph (a) of Item 1119 of Regulation AB (such parties, the "Transaction Parties") and (ii) requesting that the Insurer identify whether the Insurer is an affiliate of any of the Transaction Parties, then the Insurer shall provide the following information to the


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     Depositor in electronic form via electronic mail to
     rmbsdealupdate@morganstanley.com and
     cts.sec.notifications@wellsfargo.com, or such other address that has been designated by the Depositor or the Securities Administrator, as applicable, not later than 30 days after such request by the Depositor:
     (x) any Transaction Party that directly controls, or is directly controlled by the Insurer and (y) any Transaction Party that, to the knowledge of senior management of the Insurer, indirectly controls, is indirectly controlled by, or is under common control with, the Insurer.


                                 ARTICLE III

                           THE POLICY; REIMBURSEMENT

     Section 3.01. Agreement To Issue the Policy. The Insurer agrees, subject to the conditions set forth in Section 3.02 hereof, to issue the Policy on the Date of Issuance.

     Section 3.02. Conditions Precedent to Issuance of the Policy. The Seller, the Master Servicer, the Depositor and the Underwriter shall have complied with the terms and satisfied the conditions precedent set forth below:

          (a) the Underwriter shall have paid or caused to be paid that portion of a non-refundable Premium payable, if any, on the Date of Issuance in accordance with Section 3.03 hereof;

          (b) the Seller and the Depositor shall have complied with all requirements of the Commitment;

          (c) the Insurer shall have received true and correct copies of any governmental approvals necessary for the transactions contemplated by this Agreement and the PSA or a certificate to the effect that no such approvals are necessary;

          (d) the Insurer shall have received a certificate of an authorized officer of the Seller, the Master Servicer and the Depositor certifying the name and true signatures of the officers of the Seller, the Master Servicer and the Depositor executing the Transaction Documents; and

          (e) the Insurer shall have received confirmation that the risk secured by the Policy constitutes a "AAA" risk by S&P and at least "Aaa" by Moody's and that the Insured Certificates, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's in each case without regard to the Policy.

Issuance of the Policy will be conclusive evidence of satisfaction or waiver of any of the conditions set forth in this Section 3.02.

     Section 3.03. Payment of Fees and Premium.


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          (a) In consideration of the issuance by the Insurer of the Policy, the Insurer shall be entitled to receive a premium (the "Premium") in accordance with the terms of the Commitment. The Premium due after the Date of Issuance shall be payable pursuant to the PSA. The Premium shall be calculated according to paragraph 1 of the Commitment. The Premium paid hereunder shall be nonrefundable without regard to whether the Insurer makes any payment under the Policy or any other circumstances relating to the Insured Certificates or provision being made for payment of the Insured Certificates prior to maturity. The Securities Administrator from assets of the Trust shall make all payments of Premium to be made pursuant to the PSA by wire transfer to an account designated by the Insurer by written notice to the Securities Administrator.

          (b) The Underwriter shall pay the fees of the Insurer's counsel in connection with the Transaction, Moody's fees, S&P's fees and the cost of obtaining the Insurer's accountant's consent letter.

     Section 3.04. Payment Procedure. All payments to be made to the Insurer under this Agreement shall be made to the Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Insurer as specified in the PSA on the date when due. Payments to be made to the Insurer under this Agreement shall bear interest at the Late Payment Rate from the date when due to the date paid, provided that reimbursement to the Insurer of Insured Payments shall be made from the assets of the Trust in accordance with the terms of the PSA at the Late Payment Rate.

     Section 3.05. Reimbursement and Additional Payment Obligation of the Seller, the Master Servicer and the Depositor.

          (a) In accordance with the priorities established in Sections 5.02 and 5.03 of the PSA, the Insurer shall be entitled to (i) reimbursement for any payment made by the Insurer under the Policy, which reimbursement shall be due and payable on the date that any amount is to be paid pursuant to a Notice (as defined in the Policy), in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, (ii) any unpaid Premium together with interest thereon at a rate equal to the Late Payment Rate and (iii) payment or reimbursement of any other amounts owned to the Insurer hereunder together with interest thereon at a rate equal to the Late Payment Rate.

          (b) Notwithstanding anything in Section 3.05(a) to the contrary, the Seller, the Master Servicer and the Depositor agree to reimburse the Insurer as follows: (i) from the Seller, for payments made under the Policy arising as a result of the applicable Seller's failure to repurchase any Mortgage Loan required to be repurchased pursuant to
     Section 2.05 of the PSA, together with interest on any and all amounts remaining


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     unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate and (ii) from the Master Servicer, for payments made under the Policy, arising as a result of the Master Servicer's failure to deposit into the Custodial Account or Distribution Account any amount required to be so deposited pursuant to the PSA, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect to any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

          (c) The Seller and the Depositor each agrees to reimburse the Insurer, as follows: any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) the enforcement, defense or preservation of the Insurer's rights in respect of any of the Transaction Documents, including, without limitation, instituting, defending, monitoring or participating in any litigation or proceeding (including, without limitation, any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents, in its capacity as such a party, or the Transaction, (ii) any action, proceeding or investigation affecting the Trust, or the rights or obligations of the Insurer under the Policy or the Transaction Documents, including (without limitation) any judgment or settlement entered into affecting the Insurer or the Insurer's interests,
     (iii) any consent, amendment, waiver or other action with respect to, or related to, any Transaction Document, whether or not executed or completed ("Reimbursable Amounts"). Reimbursable Amounts due to MBIA shall bear interest at a rate equal to the Late Payment Rate. In the event that the Master Servicer, the Seller or the Depositor fails to pay to the Insurer any Reimbursable Amounts, the Insurer shall be entitled to reimbursement of such amount together with interest thereon from Sections
     5.02 and 5.03 of the PSA. In addition, MBIA reserves the right to charge a fee as a condition to executing any waiver, consent or amendment proposed in respect of any of the Transaction Documents.

          (d) The Seller, the Master Servicer and the Depositor agree to pay to the Insurer as follows: any payments made by the Insurer on behalf of or advanced to the Seller, the Master Servicer or the Depositor, respectively, including, without limitation, any amounts payable by the Seller, the Master Servicer or the Depositor pursuant to the Certificates or any other Transaction Documents.

          (e) Following termination of the PSA pursuant to Section 7.01 thereof, the Master Servicer agrees to reimburse the Insurer for any Insured Payments required to be made pursuant to the Policy subsequent to the date of such termination.

     All such amounts are to be immediately due and payable without demand.


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     Section 3.06. Indemnification by the Seller, the Master Servicer and the
Depositor.

          (a) In addition to any and all rights of indemnification or any other rights of the Insurer pursuant hereto or under law or equity, the Seller, the Master Servicer and the Depositor and any successors thereto agree, severally and not jointly, to pay and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as "Liabilities") of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

               (i) any act or omission of the Seller, the Master Servicer or the Depositor or the allegation thereof, in connection with the offering, issuance, sale or delivery of the Certificates other than by reason of false or misleading information provided by the Insurer in writing for inclusion in the Offering Document, which is contained in the captions "Description of MBIA Insurance Corporation" and "The Class A-2-B, Class A-4-B, Class A-5-B and Class A-6-B Policy" of the Offering Document;

               (ii) the misfeasance or malfeasance of or negligence or theft committed by, any director, officer, employee or agent of the Seller, the Master Servicer or the Depositor;

               (iii) the violation by the Seller, the Master Servicer or the Depositor of any federal or state securities, banking or antitrust laws, rules or regulations in connection with the issuance, offer and sale of the Certificates or the transactions contemplated by the Transaction Documents;

               (iv) the violation by the Depositor, the Seller or the Master Servicer of any federal or state laws, rules or regulations relating to the Transaction or the origination of the Mortgage Loans, including, without limitation, any consumer protection, lending and disclosure laws and any laws with respect to the maximum amount of interest permitted to be received on account of any loan of money or with respect to the Mortgage Loans; provided, however, that where the remedy of the Insurer for the breach of any representation or warranty with respect to the Mortgage Loans under the PSA is expressly limited to the payment of the Purchase Price (as defined in the PSA) of the related Mortgage Loan, such remedy shall be the sole remedy relating to such breach subject to Section 3.06(b) of this Agreement;


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               (v) the material breach by the Seller, the Master Servicer or the Depositor of any of its obligations under this Agreement or any of the other Transaction Documents (after taking into account any applicable cure period set forth in the related Transaction Document); and

               (vi) the material breach by the Seller, the Master Servicer or the Depositor of any representation or warranty on the part of the Seller, the Master Servicer or the Depositor contained in the Transaction Documents or in any certificate or report furnished or delivered to the Insurer thereunder (after taking into account any applicable cure period set forth in the related Transaction Document).

          This indemnity provision and the provisions in Section 3.05 shall survive the termination of this Agreement and shall survive until the statute of limitations has run on any causes of action which arise from one of these reasons and until all suits filed as a result thereof have been finally concluded.

          (b) The Seller agrees to indemnify the Trust and the Insurer for any and all Liabilities that have been incurred and to pay in advance an amount sufficient to fully protect and compensate the Trust and the Insurer for any future risk of loss that is or may be incurred by the Trust or the Insurer due to any claim, counterclaim, rescission, setoff or defense asserted by an Obligor under any Mortgage Loan subject to the Federal Trade Commission regulations provided in 16 C.F.R. Part 433 and under any Mortgage Loan which is a "mortgage" as such term is defined in 15 U.S.C. ss. 1602(aa).

          (c) Each of the Seller, the Master Servicer and the Depositor agrees to pay to the Insurer interest on any and all amounts required to be paid by the Seller, the Master Servicer or the Depositor, including but not limited to those amounts described in Section 3.05 and this Section 3.06, from the date payable until payment thereof is made in full. Such interest shall be payable at the Late Payment Rate per annum.

                                  ARTICLE IV

                              FURTHER AGREEMENTS

     Section 4.01. Effective Date; Term of Agreement. This Agreement shall take effect on the date on which the Policy is issued and shall remain in effect until such time as the Insurer is no longer subject to a claim under the Policy and all amounts payable by the Seller, the Master Servicer or the Depositor hereunder or under the PSA and under the Certificates have been paid in full; provided, however, that the provisions of Sections 3.05 and 3.06 shall survive any termination of this Agreement.

     Section 4.02. Waiver of Rights; Further Assurances.


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          (a) Excepting at such times as a default in payment under the Policy shall exist or shall have occurred, none of the Master Servicer, the Trustee, the Securities Administrator, the Seller or the Depositor shall grant any waiver of any of its rights under any of the Transaction Documents to which any of them is a party without the prior written consent of the Insurer, such consent not to be unreasonably withheld or delayed, (unless the grant of such waiver is expressly permitted in the applicable Transaction Document) and any such waiver without the prior written consent of the Insurer shall be null and void and of no force or effect.

          (b) To the extent permitted by law, the Master Servicer, the Securities Administrator, the Trustee, the Seller and the Depositor agree that they will, upon the reasonable request of the Insurer, from time to time, following good faith negotiations in connection therewith, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered, within 10 days of such request, such amendments hereto and such further instruments and take such further action as may be required in the Insurer's reasonable judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

     Section 4.03. Obligations Absolute. The obligations of the Seller, the Master Servicer, the Depositor, the Securities Administrator and the Trustee hereunder shall be absolute and unconditional and shall not be subject to and the Seller, the Master Servicer, the Depositor, the Securities Administrator and the Trustee hereby waive (a) presentment and demand for payment, (b) notices in connection with delivery and acceptance hereof or notices in connection with performance, default or enforcement of payment hereunder and
(c) its rights of, abatement, diminution, postponement or deduction or to any defense other than payment or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof or out of any obligation at any time owing to the Seller, the Securities Administrator, the Master Servicer, the Depositor or the Trustee. Nothing herein shall be construed as prohibiting the Seller, the Master Servicer, the Securities Administrator, the Depositor or the Trustee from pursuing any rights or remedies it may have against any other person or entity in a separate legal proceeding. The obligations of the Seller, the Master Servicer, the Depositor, the Securities Administrator and the Trustee hereunder are absolute and unconditional and will be paid or performed strictly in accordance with this Agreement.

     Section 4.04. Assignments; Reinsurance; Third-Party Rights.

          (a) This Agreement shall be a continuing obligation of the Seller, the Master Servicer and the Depositor and shall (i) be binding upon the Seller, the Master Servicer and the Depositor or their respective successors and assigns and (ii) inure to the benefit of and be enforceable by the Insurer and its successors, transferees and assigns. None of the Seller, the Master Servicer or the Depositor may assign this Agreement or delegate any of its rights or obligations hereunder, without the prior written consent of the Insurer, such consent not to be unreasonably withheld or delayed.


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          (b) The Insurer shall have the right to give participations in its rights under this Agreement and to enter into contracts of reinsurance with respect to the Policy and each such participant or reinsurer shall be entitled to the benefit of any representation, warranty, covenant and obligation of the Seller, the Master Servicer or the Depositor hereunder as if such participant or reinsurer was a party hereto; provided that no such grant of participation shall operate to relieve the Insurer of any of its obligations hereunder or under the Policy.

          (c) In addition, the Insurer shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of the Insurer in connection therewith any rights of the Insurer under the Transaction Documents or with respect to any real or personal property or other interests pledged to the Insurer or in which the Insurer has a security interest, in connection with the Transaction.

          (d) Except as provided herein with respect to participants and reinsurers, nothing in this Agreement shall confer any right, remedy or claim, express or implied, upon any person, including, particularly, any Holder of a Certificate, other than the Insurer, against the Seller, the Master Servicer and the Depositor and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors. None of the Securities Administrator, the Trustee or any Holder of a Certificate shall have any right to payment from the premium paid pursuant to Section 3.03 hereof.

     Section 4.05. Liability of Insurer. The Insurer shall not be responsible for any act or omission of the Securities Administrator or the Trustee with respect to its use of the Policy. Neither the Insurer nor any of its officers, directors or employees shall be liable or responsible for: (a) the use which may be made of the Policy by or for any acts or omissions of the Securities Administrator or the Trustee in connection therewith; or (b) the validity, sufficiency, accuracy or genuineness of documents or of any endorsement(s) thereon, submitted by any person in connection with a claim under the Policy, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged, unless the Insurer has actual knowledge thereof. In furtherance and not in limitation of the foregoing, the Insurer may accept documents that appear on their face to be in order, without responsibility for further investigation.

     Section 4.06. Subrogation. To the extent of any payments under a Policy, the Insurer shall be fully subrogated to any remedies against the Seller, the Master Servicer or the Depositor or in respect of the Mortgage Loans available to the Trustee and the Securities Administrator under the PSA. The Trustee and the Securities Administrator acknowledge such subrogation and, further, agrees to execute such instruments prepared by the Insurer and to take such reasonable actions as, in the sole judgment of the Insurer, are necessary to evidence such subrogation and to perfect the rights of the Insurer to receive any moneys paid or payable under the PSA.


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                                  ARTICLE V

                              DEFAULTS; REMEDIES

     Section 5.01. Defaults. The occurrence of either of the following events shall constitute an Event of Default hereunder:

          (a) any representation or warranty made by the Seller, the Master Servicer or the Depositor under this Agreement shall prove to be untrue or incomplete in any material respect; provided, however, that if the Seller, the Master Servicer or the Depositor effectively cures any such defect in any representation or warranty under such agreement within the time period specified in such agreement as the cure period therefor, such defect shall not in and of itself constitute an Event of Default hereunder; or

          (b) the Seller, the Master Servicer or the Depositor shall fail to pay to the Insurer when due any amount payable by the Seller, the Master Servicer or the Depositor under this Agreement or the PSA, unless such amounts are paid in full within the applicable cure period explicitly provided for under such agreement; or

          (c) the occurrence of an [Event of Default] under the PSA (as defined therein).

     Section 5.02. Remedies; No Remedy Exclusive.

          (a) Upon the occurrence of an Event of Default, the Insurer may exercise any one or more of the rights and remedies set forth below:

               (i) exercise any rights and remedies available to the Insurer under the Transaction Documents in accordance with the terms of the Transaction Documents or direct the Trustee and the Securities Administrator to exercise such party's remedies in accordance with the terms of the Transaction Documents; or

               (ii) take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts then due and thereafter to become due under the Transaction Documents or to enforce performance and observance of any obligation, agreement or covenant of the Seller, the Master Servicer or the Depositor under the Transaction Documents, as applicable.

          (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or omission to exercise any right or power accruing under the Transaction Documents upon the happening of any event set forth in Section 5.01 hereof shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and


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     as often as may be deemed expedient. In order to entitle the Insurer to exercise any remedy reserved to the Insurer in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Article V.

     Section 5.03. Waivers.

          (a) No failure by the Insurer of the parties to exercise and no delay by the Insurer in exercising, any right hereunder shall operate as a waiver thereof. The exercise by the Insurer of any right hereunder shall not preclude the exercise of any other right and the remedies provided herein to the Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

          (b) The Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Insurer and delivered to the Trustee, the Securities Administrator, the Seller, the Master Servicer and the Depositor. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

                                  ARTICLE VI

                                 MISCELLANEOUS

     Section 6.01. Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by written instrument or written instruments signed by the Insurer, the Trustee, the Securities Administrator, the Seller, the Master Servicer and the Depositor. The Seller and the Depositor also agree to provide prior written notification to Moody's and S&P of any amendment to this Agreement. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

     Section 6.02. Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

          (a) To the Insurer:


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              MBIA Insurance Corporation
              113 King Street
              Armonk, NY 10504
              Attention: Insured Portfolio Management-Structured Finance
                         (IPM-SF) (MSM 2006-15XS)
              Telecopy No.: (914) 765-3810
              Confirmation: (914) 765-3781

              (in each case in which notice or other
              communication to the Insurer refers to an Event of Default, a claim on the Policy or with respect to which failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the general counsel and the Insurer and shall be marked to indicate "URGENT MATERIAL ENCLOSED.")

          (b) To the Depositor:

              Morgan Stanley Capital I Inc.
              1585 Broadway
              New York, NY 10036
              Attention: Morgan Stanley Mortgage Loan Trust 2006-15XS
              Confirmation: (212) 761-4000

          (c) To the Master Servicer and the Securities Administrator:

              Wells Fargo Bank, National Association
              9062 Old Annapolis Road
              Columbia, MD 21045
              Attention: Client Manager, MSM 2006-15XS
              Telecopy No.: (410) 715-2380
              Confirmation: (410) 884-2000

          (d) To the Trustee:

              LaSalle Bank National Association
              135 South LaSalle Street, Suite 1511
              Chicago, IL 60603
              Attention: Global Securities and Trust Services MSM 2006-15XS Telecopy No.: (312) 904-1368
              Confirmation: (312) 992-2834


          (e) To the Seller:


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              Morgan Stanley Mortgage Capital Inc.
              1221 Avenue of the Americas
              New York, NY 10020
              Attention: Morgan Stanley Mortgage Loan Trust 2006-15XS

     Section 6.03. Severability. In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of any such party to pursue any other remedy available to it.

     Section 6.04. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED and THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW PROVISIONS.

     Section 6.05. Consent to Jurisdiction and Venue, Etc. The parties hereto irrevocably (i) agree that any suit, action or other legal proceeding arising out of or relating to this Agreement may be brought in a court of record in the Borough of Manhattan, City of New York, State of New York or in the Courts of the United States of America located in such state, (ii) consent to the jurisdiction of each such court in any such suit, action or proceeding and
(iii) waive any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum.

     Nothing in this Section 6.05 shall limit or affect the right of the Insurer to serve legal process in any manner permitted by law or to start legal proceedings relating to any Transaction Document against any party hereto or its or their respective property in the courts of any jurisdiction.

     Section 6.06. Consent of Insurer. In the event that the Insurer's consent is required under any of the Transaction Documents, it is understood and agreed that, except as otherwise provided expressly herein or therein, the determination whether to grant or withhold such consent shall be made solely by the Insurer in its absolute discretion. The Insurer hereby agrees that it will respond to any request for consent in a timely manner, taking into consideration the business of the Depositor.

     Section 6.07. Counterparts. This Agreement may be executed in counterparts by the parties hereto and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

     Section 6.08. Headings. The headings of Articles, Sections and the Table of Contents contained in this Agreement are provided for convenience only. They form no part of this


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Agreement and shall not affect its construction or interpretation. All references to Articles and Sections of this Agreement refer to the corresponding Articles and Sections of this Agreement.

     Section 6.09. WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

     Section 6.10. Entire Agreement. The Transaction Documents and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof and this Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

     Section 6.11. Third Party Beneficiary. Each of the parties hereto acknowledges that the Insurer shall be an express third party beneficiary of each of the Transaction Documents.


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, all as of the day and year first above mentioned.

                                    MBIA INSURANCE CORPORATION


                                    By:    /s/ Stephanie Taylor Ciavarello
                                           ------------------------------------
                                    Title:   Assistant Secretary



                                    MORGAN STANLEY CAPITAL I INC., as
                                    Depositor


                                    By:    /s/ Valerie Kay
                                           ------------------------------------
                                    Title: Vice President



                                    MORGAN STANLEY MORTGAGE CAPITAL INC.,
                                    as Seller


                                    By:    /s/ Valerie Kay
                                           ------------------------------------
                                    Title: Vice President



                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    as Master Servicer and as Securities
                                    Administrator


                                    By:    /s/ Patricia Russo
                                           ------------------------------------
                                    Title: Vice President



                                    LASALLE BANK NATIONAL ASSOCIATION,
                                    as Trustee


                                    By:    /s/ Susan L. Feld
                                           ------------------------------------
                                    Title: Assistant Vice President


4839-7701-9649.2